o MS  P- 2

                       SUPPLEMENT DATED DECEMBER 15, 2006
                       TO THE PROSPECTUS DATED MAY 1, 2006
                                       OF
                        FRANKLIN MUTUAL SERIES FUND INC.
                               Mutual Beacon Fund
                              Mutual Discovery Fund
                              Mutual European Fund
                         Mutual Financial Services Fund
                              Mutual Qualified Fund
                               Mutual Shares Fund

The prospectus is amended as follows:

I. REPLACE THE SECTION UNDER "QUALIFIED INVESTORS - CLASS Z," BEGINNING ON PAGE 95, WITH THE FOLLOWING:

 The following investors may qualify to buy Class Z shares of the Funds.

 o Current shareholders who owned shares of any Mutual Series Fund on October 31, 1996, and their immediate family members residing at the same address .

 o Partnership shareholders who owned shares of any Mutual Series Fund on October 31, 1996, whether or not they are listed on the registration

 o Corporate shareholders who owned shares of any Mutual Series Fund on October 31, 1996, using the same registration, or new companies of such corporate shareholders that have been reorganized into smaller, independent companies

 o Shareholders who owned shares of any Mutual Series Fund through a broker-dealer or service agent omnibus account on October 31, 1996

 o Employees who owned shares of any Mutual Series Fund through an employer-sponsored retirement plan on October 31, 1996, and who wish to open new individual Class Z accounts in their own names

 The investors listed above may buy Class Z shares subject to the following minimum investment requirements:

 MINIMUM INVESTMENTS                                                   INITIAL
------------------------------------------------------------------------------
 Regular accounts ______________________________________________________ $1,000
 Automatic investment plans ____________________________________________ $50
 UGMA/UTMA accounts ____________________________________________________ $100
 Employer Sponsored Retirement Plans _______________________________ no minimum IRAs, IRA rollovers, Coverdell Education Savings Plans or Roth IRAs ___ $250

 For all purchases made after December 15, 2006, the following investors or investments may also qualify to buy Class Z shares of the Funds:

 o Shares acquired by a financial intermediary in connection with its mutual fund trading platform that the intermediary holds, directly or indirectly, on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with any broker- dealer, trust company or registered investment advisor (RIA) that is not an affiliate or associated person of the financial intermediary, provided the financial intermediary has entered
 into an agreement with  Distributors   authorizing  the  sale  of  Fund
 shares. Minimum initial investment: $50,000 for individual or multiple clients.

 o Shares acquired by a financial intermediary that the intermediary holds on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, provided the financial intermediary has entered into an agreement with Distributors authorizing the sale of Fund shares. Minimum initial investment: $250 o Governments, municipalities, and tax- exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.

 o Current and former officers, trustees, directors, full- time employees (and their family members) of both Franklin Templeton Investments and Franklin Templeton Funds, consistent with our then- current policies. Minimum initial investment: $100 ($50 for accounts with an automatic investment plan).

 o Investors buying shares with redemption proceeds from a sale of Class Z shares if reinvested within 90 days of the redemption date. For investors who owned shares of any Mutual Series Fund on October 31, 1996, the 90-day requirement does not apply. No initial minimum investment. o Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.: (1) under an advisory agreement (including sub- advisory agreements); and/or (2) as Trustee of an inter vivos or testamentary trust. o Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub- advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets.

 o An Employer Sponsored Retirement Plan (Plan) with Plan assets of $1 million or more that is not an Existing DCS Plan. An "Employer Sponsored Retirement Plan" includes (a) an employer sponsored pension or profit sharing plan that qualifies (Qualified Plan) under section 401(a) of the Internal Revenue Code
 (Code), including Code section 401(k), money purchase pension, profit sharing and defined benefit plans; (b) an ERISA covered 403(b); and (c) certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. An "Existing DCS Plan" is an Employer Sponsored Retirement Plan that has contracted on or before May 1, 2006 for participant level recordkeeping with an affiliate of Distributors (the Recordkeeping Affiliate) or with the entity identified in the Recordkeeping Affiliate's small business plan promotional materials. An Existing DCS Plan will become eligible to purchase Class Z shares on May 1, 2007.

 o Any trust or plan established as part of a qualified tuition program under
 Section 529 of the Internal Revenue Code, provided that Distributors or an affiliate of Distributors has entered into a contract with the state sponsor of the program to provide certain services relating to the operation of the program. No initial minimum investment.

 o An individual or entity associated with a current customer of Franklin Templeton Institutional, LLC (FTI, LLC) if approved by FTI, LLC in consultation with its customer.

II. UNDER "FEES AND EXPENSES - SHAREHOLDER FEES" ON PAGES 17, 32 AND 42, THERE IS A 2.00% REDEMPTION FEE ON SHARES SOLD WITHIN 7 CALENDAR DAYS FOLLOWING THEIR PURCHASE DATE FOR CLASS B SHARES.

               Please keep this supplement for future reference.